Variable Contract Account - 2

Supplement dated November 18, 2008 to the Prospectus dated May 1, 2008

This supplement amends the Prospectus to the fund referenced above (the Fund) and is in addition to any existing supplement to the Fund’s Prospectus. This supplement should be read in conjunction with the fund’s prospectus

1. Add the following text to end of the paragraph captioned “Payment of Redemption Proceeds” under the section “The Contract”:

Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in good order and Prudential will not process it until we receive such information from your employer.

2. Add following text to the end of the paragraph captioned “Tax-qualified Retirement Arrangements Using the Contract” under the section “Federal Taxation”:

Special Considerations Regarding Exchanges Involving 403(b) Arrangements

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges that occur after September 24, 2007. Certain transactions, often called "Revenue Ruling 90-24" exchanges or transfers, are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009 but there is great uncertainty about their application to contract exchanges that take place during the period following September 24, 2007 and before January 1, 2009 (the "gap period"). Because of this uncertainty, it is possible that an exchange that takes place during the gap period may cause you to incur taxation on the value of the contract. But it is also possible that such an exchange will not have adverse tax consequences. Through industry groups, Prudential is pursuing more IRS guidance on this issue. In the meantime, before you request an exchange during the gap period you should consult with your tax advisor. After 2008, Prudential intends to accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. After 2008, Prudential intends to make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in good order, and will not therefore process the transaction, until we receive confirmation from your employer.

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